Dear Fellow Shareholders,

   The six months ending January 31, 1998, were very good ones for the Domini Social Equity Fund (the Fund). The Fund's total return for the period of 5.34% compares favorably with 3.61% for the Standard & Poor's 500 Index (S&P 500). Calendar year 1997 was also a good one for the Fund, which appreciated 36.02% while the S&P 500 was up 33.4%.* Domini Social Equity Fund was among only 8% of U.S. stock funds to surpass the S & P 500 last year.**

   We continue to benefit from the extraordinary surge in the U.S. stock mar-ket that has marked the past several years. Index funds such as ours attempt to reflect the performance of financial markets, in our case the market for U.S. equities that a social investor might invest in. This stock market has realized the fruits of a period of low inflation and relatively steady eco-nomic growth and a time of relative peace, at least among the major powers.

   However, even in the best of times there are signs of wear. The "Asian flu" seems ready to become a pandemic that will sweep across the U.S. as it did East Asia. What is striking, though, is how quickly the economic and political consequences of the malaise have obscured its environmental origins. The eco-nomic slowdown began in countries celebrated only a year or so ago for their rapid growth and general prosperity: Indonesia, Malaysia, Singapore, Thailand, and South Korea.

   We in the United States could learn much by observing what led to the pres-ent situation in Asia. We should remember that these countries suffered during World War II, and each had bloody moments or outright wars in the decades that followed. By the end of the 1960s, their leaders had made the pursuit of mate-rial comfort and social stability for the majority of their peoples public policy, often at the expense of both civil liberties and environmental quali-ty. For nearly a generation, their choices seemed inspired. Their people pros-pered. Restrictions on the press, for instance, seemed a tolerable price, as did wide-open development of once pristine forests.

   Last summer, the bravado of easy times and easy money gave way to fear. In Indonesia, forest-clearing fires were started by farmers and corporations seeking to avoid recently legislated burning controls. A drought and a much-delayed monsoon season led to wild fires and a pall that blanketed the Archi-pelago. The already bad air quality became toxic and the unnatural dusk re-minded all who ventured out or looked from their windows of the price of their prosperity. The smoke smothered the self-confidence South East Asia had en-joyed. Suddenly, the sense of well-being and an assured future disappeared.

   At the same time, North Americans and Europeans highlighted the human cost of the Asian miracle: the sweatshop laborers working for next to nothing in horrible conditions to clothe Westerners at leisure. Both the environmental and the human degradation are a direct result of greed, and greed is a weak foundation upon which to build a secure society. The time of prosperity sud-denly ended.

   Social investors in the U.S. have long taken pride in our holistic approach to our lives. We recognize the interconnections between our investments and the environment and the quality of workers' lives. We strive, both as individ-uals and as citizens, to address issues of sustainability and justice. Through the Domini Social Equity Fund, we shareholders encourage corporations to ad-dress social and environmental issues. In the report that follows, we high-light our environmental screens and report on some companies that have note-worthy accomplishments in this area. By highlighting positive corporate con-tributions to sound environmental policies, we hope to contribute to a contin-uous improvement in environmental practices. We continue to strive to be re-sponsible owners of the companies in our portfolio and to assist you, our shareholders, in your individual efforts to be a part of the solution.

   Sincerely,

   /s/ Amy L. Domini
   Amy L. Domini

* Average annual total return for the Domini Social Equity Fund for the five year period and the period since inception (6/3/91) as of December 31, 1997 was 18.92% and 25.35%, respectively. Average annual total return for the S & P 500 for the five year period and the period since inception (6/3/91) as of December 31, 1997 was 20.24% and 17.85%, respectively. The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks. The performance information quoted represents past performance and is not indicative of future results. Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Source: Bloomberg Mutual Fund News

ENVIRONMENT
  In this report we highlight some of our holdings with particularly innova-tive or strong environmental programs. All the companies held by the Domini Social Equity Portfolio meet multiple standards for corporate accountability. We avoid companies in the business of manufacturing alcohol and tobacco prod-ucts as well as those that provide gambling services or equipment. We seek to avoid companies that sell weapons or are in the nuclear power industry. In ad-dition, we evaluate a company's social profile by weighing both strengths and weaknesses in the areas of community impact, employee relations, the environ-ment, product safety and usefulness, non-U.S. impact and diversity.

  The "bellwether" issues Kinder, Lydenberg, Domini & Co., Inc. (KLD) evaluate to identify strengths and weaknesses with respect to the Environment follow.

AREAS OF STRENGTH:
A. BENEFICIAL PRODUCTS & SERVICES

  The company derives substantial revenues from innovative remediation prod-ucts, environmental services, or products that promote the efficient use of energy, or it has developed innovative products with environmental benefits. The term "environmental services" does not include services with questionable environmental effects, such as landfills, incinerators, waste-to-energy plants, and deep injection wells.

B. POLLUTION PREVENTION

  The company has notably strong pollution prevention programs including both emissions reductions and toxics-use reductions programs.

C. RECYCLING

  The company either is a substantial user of recycled materials as raw mate-rials in its manufacturing processes, or a major factor in the recycling in-dustry.

D. ALTERNATIVE FUELS

  The company derives substantial revenues from alternative fuels. The term "alternative fuels" includes natural gas, wind power, and solar energy.

E. COMMUNICATIONS

  The company is either a signatory to the CERES Principles or publishes a no-tably substantive environmental report.

AREAS OF CONCERN:

A. HAZARDOUS WASTE

  The company's current liabilities for hazardous waste sites exceed $50 mil-lion, or the company has recently paid substantial fines or civil penalties for waste management violations.

B. REGULATORY PROBLEMS

  The company has recently paid substantial fines or civil penalties for vio-lations of air, water, or other environmental regulations, or has a pattern of regulatory controversies under the Clean Air Act, Clean Water Act, or other major environmental regulations.

C. OZONE DEPLETING CHEMICALS

  The company is among the top manufacturers of ozone depleting chemicals such as HCFCs, methyl chloroform, methylene chloride, or bromines.

D. SUBSTANTIAL EMISSIONS

  The company's legal emissions of toxic chemicals (as defined by and reported to the EPA) into the air and water are among the highest of the companies fol-lowed by KLD.

E. AGRICULTURAL CHEMICALS

  The company is one of the largest U.S. producers of agricultural chemicals (pesticides or chemical fertilizers).

PORTFOLIO HIGHLIGHTS:

  AIR PRODUCTS manufactures industrial gases, specialty chemicals and spe-cialty additives; environmental equipment and energy facilities, including flue gas desulfurization and cogeneration plants; and industrial process equipment. The firm also provides pollution control services through its pure air joint venture with Mitsubishi Heavy Industries.

  The company has developed several innovative technologies, including the re-placement of ozone de-pleting organic solvents used; supercritical carbon dioxide to replace chemi-cal solvents; water-based surfactants to reduce VOC emissions; nitrous oxide-and particulate emissions-reducing equipment for glass production; chlorine substitutes for bleaching in the pulp and paper industry; the development of refrigeration systems for food processors that do not use CFCs or ammonia; and high-solid, water-borne coatings to replace solvent-based paints.

  Air Products markets a flue gas desulfurization process to help electric utilities reduce sulfur dioxide emissions at coal-burning power plants. The company also engineers and operates co-generation facilities.

  Air Products' environmental report presents clear information about the company's goals, benchmarks, and progress towards those goals. The report also makes clear that the company has internal communications systems on beneficial environmental practices and makes the information available worldwide.

  BANKAMERICA is a bank holding company with operations in consumer banking, U.S. corporate and international banking, commercial real estate, middle mar-ket banking and private banking and investment services.

  It is the only bank that KLD follows to adopt a comprehensive environmental policy program. The program is made up of a 16-person steering committee, and a network of committees and "Green Teams." The bank's environmental policy covers four areas: general operations, credit, real estate management, and health and safety.

  Environmental performance is a factor in bonuses and awards for individuals responsible for the management of BankAmerica's properties. The company sup-ports employees volunteering for environmental groups and projects.

  In 1995 the company created the first conservation bank under a state/federal plan to protect habitat which is home to endangered species. The program allows credits to be collected for the purchase of land for environ-mental conservation. That year the company also worked with the California Re-sources Agency, the Greenbelt Alliance, and the Low Income Housing Fund to is-sue a report of the effects of urban sprawl on the environment.

  In 1996 the company recycled 12,845 tons of paper, up from 12,652 tons the previous year. In mid-1994, BankAmerica established a goal to reduce paper use by 25% by mid-1997. By the end of 1996, consumption had declined 26%. In 1996, 81% of the paper BankAmerica purchased had recycled content, with 49% having 25% or more. Total paper purchases were down 18% between 1994 and 1995.

  The company reported that in partnership with Friends of the Trees, the bank sponsors a campaign to plant 140,000 trees and seedlings in the Portland, Ore-gon, area by the year 2001. The company also sponsored the Californians and the Land project to promote sustainable use of land in California.

  The company designated Terra Green Stoneware Tiles made from recycled glass as a Bank standard for new construction and renovation. The company requires its vendors, including property management companies, landscapers, and cafete-ria operator to meet its environmental standards.

  BEN & JERRY'S HOMEMADE, INC. manufactures and markets premium ice cream, frozen yogurt and sorbet.

  In 1992 the company signed the CERES Principles and publishes a comprehen-sive annual environmental report that details a variety of company-wide ef-forts to improve its impact on the environment.

  In 1993 the company hired two outside consulting groups to initiate environ-mental and energy audits of its operations. One of these, E-Source, is the consulting group that has grown out of Amory and Hunter Lovins' work with the Rocky Mountain Institute. Ben & Jerry's already had in place many recycling and reuse programs and purchased numerous recycled products and materials for its operations.

Each site had in place a system for tracking energy use, solid waste, recy-cling, and water use per gallon of quality ice cream. The company's incentive bonus system includes outstanding environmental performance among its criteria for a bonus. In 1996 the company developed a system to extend its environmen-tal performance standards to suppliers.

  The company also established a system for measuring and reducing its energy consumption. To reduce the environmental impact of diesel fuel consumed by de-livery trucks, the company has begun to use rail for long distance deliveries.

  CHURCH & DWIGHT manufactures and markets baking soda (sodium decarbonate) based products under the Arm & Hammer brand name.

  Church & Dwight was the first corporate sponsor of Earth Day on April 22, 1970. The company was a pioneer in the wildlife conservation movement, having put trading-type conservation cards depicting various birds species in its baking soda boxes from 1888 until 1966. The corporation has used recycled packaging since 1907. In 1970 the company introduced the first national phos-phate-free brand of powder laundry detergent.

  Church & Dwight has been promoting the environmental benefits of its prod-ucts. Baking soda is an environmentally benign alternative to many of more harmful household cleansers. The firm is also pursuing environmentally posi-tive industrial uses of sodium bicarbonate. It has recently introduced ARMAKLEEN E-2001, a water-based solvent for cleaning circuit boards, as an al-ternative to chlorofluorocarbons, which were previously used. The company also markets Armex, a blasting agent with health and safety benefits in the clean-ing of walls and buildings, and experimenting with the use of its products to reduce lead and copper levels in municipal drinking water. It also is develop-ing a sodium bicarbonate-based flue gas emission control technology. Sodium bicarbonate can remove acid gases, which contribute to acid rain, from smoke-stack emissions.

  The company has won numerous environmental awards, including the Corporate Achievement Award given by the United Nations Environmental Program's Earth Achievement Award for Environmental and Social Responsibility.

  The company's environmental improvement program is integrated into its total quality management program. This program focuses on pollution prevention through strategies such as reducing toxic chemical releases, reducing packag-ing through design changes, reusing materials, and recycling.

  CONNECTICUT ENERGY is a public utility holding company primarily involved in the distribution of natural gas to customers through its southern Connecticut Gas Company subsidiary.

  The company derives virtually all its revenues from natural gas, a fuel with environmental advantages over coal or oil.

  In 1991 Southern Connecticut Gas instituted a program to recycle ditch mate-rials, saving landfill space and backfill costs. The company refurbishes old meters for reuse, rather than discarding them.

  In 1993 Connecticut Energy sponsored and supported legislation that encour-aged the use of natural gas. The legislation included acts that provide a 50% tax credit for investment in alternative fueling stations and vehicle conver-sions; an exemption from the state motor fuels tax for vehicles using natural gas, propane, or LNG; an exclusion of natural gas from the state's gross earn-ings tax when it is sold for use in vehicles; and an exclusion of the purchase of natural gas fueling and conversion equipment from the state's sales tax.

  As of March 1997, more than 135 natural gas powered vehicles (NGVs) operated in the company's service area. The vehicles are supplied by seven locally-based fuel stations. In 1996 the company reported that CNE Development was es-tablishing a joint venture to develop NGV service projects. The first project will be to establish and maintain a fleet of 120 NGV maxivans for airport shuttle service.

  CONSOLIDATED PAPERS, INC. manufactures and markets coated printing papers and supercalendered printing papers, custom-designed specialty paper for food and consumer product packaging, and paperboard and corrugated products.

  The firm annually recycles about 40,000 tons of unprocessed wastepaper and transforms it into paperboard. In 1996 the company reported that 37% of the energy needs of the company were met by recycling byproducts (pulping liquors, wood waste, and bark residue) of the production process. In 1994 the company increased production of recycled papers by 275% from 1993, and it manufactures recycled papers at all of its papermaking mills.

  The company's office recycling program includes office paper, paper prod-ucts, aluminum and tin cans, plastics, and glass. The company also partici-pates in the National Office Paper Recycling Challenge. The company collects 100% of its office paper for recycling. Consolidated also recycles waste oil, light bulbs, antifreeze, appliances, lead acid batteries, and computers. Gen-eral trash was reduced by 46% between 1991 and 1994. The bleaching of mechani-cal pulp by the company is totally chlorine free.

  Consolidated has numerous pollution reduction programs in place. The company owns and operates three wastewater treatment plants which remove 98% of bio-logical oxygen demand and suspended solids material. The company installed ox-ygen delignification on the kraft hardwood and softwood lines in 1986 and 1993, respectively. Oxygen delignification allows material previously dis-charged to be used for fuel. The company also has monitoring programs to track the discharge of various substances.

  Consolidated has two wastewater treatment facilities that reduce the company's reliance on landfills by creating biosolids used in agricultural landspreading programs.

  EQUITABLE RESOURCES, INC. (ERI) is a full service energy marketing company. The company is involved in oil and natural gas exploration and productions, natural gas transmission and distribution, and energy marketing, which in-cludes marketing of natural gas and electricity, extraction and sale of natu-ral gas liquids, intrastate transportation, cogeneration development, and cen-tral facility plant operations.

  ERI sponsors annual Earth Day celebrations and the Three Rivers Environmen-tal Awards celebration. In 1990 ERI established a department of environmental health & safety (EHS). The department reports to a senior corporate officer and to the audit committee of the board of directors. The staff of the depart-ment meets frequently with the company's various business units. The company has an ongoing environmental awareness training program for all employees. The curriculum covers compliance, prevention, and response. Equitable has estab-lished an environmental hotline available to all employees.

  In 1996 ERI published its first comprehensive environmental report. The re-port detailed a variety of company wide efforts to improve the company's im-pact on the environment. The report is above average for natural gas compa-nies.

  ERI has converted 200 of its vehicles to compressed natural gas. The firm services 12 natural gas fueling stations in the Pittsburgh region.

  As of December 1995, the company was a participant in the EPA Green Lights program to convert its facilities to use more energy-efficient lighting. The company has completely retrofitted three of its facilities. Equitable is also a participant in the EPA's natural gas star program to reduce methane emissions through new technologies and sound management.

  THE GAP STORES operate apparel specialty stores under the brand names The Gap, GapKids, Banana Republic and Old Navy Clothing.

  The Gap reports that it has built an experimental "green" store in Texas for Banana Republic. The store was built using a maximum amount of recycled mate-rials. As a result of this pilot project the company has implemented a new ap-proach to managing its contracting relationships, incorporating as much envi-ronmental design into new construction as possible.

  The company has a variety of environmental programs it designs and imple-ments through a full time environmental staff, including one overseeing manu-facturing operations. Programs include initiatives to recycle shipping and packaging materials at its stores throughout the U.S., the use of recycled polyester in the production of its blue jeans, an employee participation pro-gram, energy efficiency in lighting, and involvement in a retailer and manu-facturer business association looking at organic and pesticide-reduced cotton.

  HANNAFORD owns and operates supermarkets under the names Shop 'n Save and Hannaford Food, Drug superstores, and Wilson's Supermarkets.

  Hannaford coordinates its environmental initiatives through its Earth Mat-ters program, which has an annual budget of approximately $20,000. The company has reduced by 40% the solid waste it sends to landfills and incinerators. About a third of the company's stores separate food wastes from the produce and bakery departments for composting at local farms.

  The company has a demonstrated commitment to recycling, as evidenced by the recycling of paper bags, plastic bags, and corrugated cardboard; the sale of canvas tote bags at stores; and its goal of having all packaging on its shelves be recycled or recyclable. In October 1994, the Corporate Challenge News reported that the company's Shop 'n Save stores in Maine were offering rebates to customers who reused their grocery bags.

  According to the 1994 book, The Bottom Line of Green is Black, Hannaford was the first supermarket in the U.S. to introduce a CFC-free refrigeration and air-conditioning system. In 1993 the company equipped its new store in Glen Falls, New York, with refrigeration and air conditioning systems using R-134a, a hydrogen-based refrigerant with no ozone-depleting potential.

  HERMAN MILLER designs and manufactures furniture and furniture systems for offices and health care facilities. The company's manufacturing facilities are located primarily in Michigan.

  Since 1990 Herman Miller has only used tropical woods that come from sus-tained-yield forests. It has phased out use of Brazilian rosewood and Honduran mahogany under this policy, although it continues to use mahogany from other sources. For several decades the company has had a policy that all facilities must allocate 50% of their land to green spaces.

  The company is a substantial user of recycled materials in its manufacturing processes. The company uses fabric scraps for insulation in packaging, re-uses waste powder in its furniture coating process, and produces a 100% recyclable office chair. Much of the company's unused production scraps are resold to au-to, leather, and carpet makers. The company also publishes a list of recycling businesses for use by its dealers, distributors, and suppliers.

  The company has undertaken notable energy conservation projects. Through its co-generation plant the company burns its nonplastic, nontoxic waste to power the central plant's heat and air-conditioning and provide 10% of its electric-ity.

  The company has set itself the following environmental goals for the end of the year 1998: elimination of the use of landfills, a life-cycle analysis of all new products to aid in selection of materials, a 30% reduction of material waste generated by the company, and a 50% reduction in packaging materials.

  HEWLETT-PACKARD manufactures computing, communication, and measurement prod-ucts and services for industry, business, engineering, science, medicine, and education.

  Hewlett-Packard has a commuter program in place that encourages the use of alternative and/or public transportation. A company transportation coordinator assists employees in finding the best available commute option. Showers, clothes lockers, bike racks, repair equipment, and maps are available to em-ployees for biking and walking convenience. Em-ployees working in Santa Clara County are eligible to receive a free $20 com-muter voucher check to use towards the purchase of monthly transit passes. The company provides free electric power to those commuting in electric powered vehicles.

  Many of the firm's scientific instruments play leading roles in environmen-tal testing and remediation. In the U.S., from 1988 to 1995, it reduced by 99.9% releases of chemicals targeted under the EPA's voluntary emissions re-ductions program. From 1987 to 1995, it reduced by 98% all reportable toxic air emissions and by 91% all reportable chemical releases.

  The company has taken several administrative steps to assure that environ-mental concerns are integrated into daily operations. Managers are held per-sonally accountable for the environmental performance of their work sites. A set of guidelines, Design for the Environment, integrates environmental con-cerns into the full product development and manufacturing process. Environmen-tal concerns are integrated into the company's quality audits for its suppli-ers.

  Hewlett-Packard reports recycling 75% of its nonhazardous wastes worldwide. It recycles approximately 99% (by weight) of the electronic hardware returned to the company's product take-back centers located in California and France. For employees commuting to work, the company offers vanpool matching and re-ferral services, and discounts on transit passes.

  IMCO owns and operates aluminum recycling plants.

  IMCO is one of the leading nonferrous metals recyclers in the country. The company has the capacity to recycle 1.5 billion pounds of aluminum, 40 million pounds of zinc, and 10 million pounds of magnesium, annually. The amount of energy required to recover a pound of aluminum is about five percent of the amount required to produce a pound of virgin aluminum. There is virtually no difference in quality between virgin and recycled aluminum.

  IMCO is developing processes to recover useful materials including aluminum, salts, and nonmetallic oxides from salt-cake, and thus reduce the costs of landfilling it.

  IBM In August 1995, IBM announced that it had given $16 million in grants, citing 14 U.S. and international university studies currently underway. In March 1993, the company awarded ten grants, which included funding to the Uni-versity of Virginia for the study of bioremediation, California Institute of Technology for computer analysis of urban and regional air quality, and Har-vard University for a study of the press and environmental change.

  At the end of 1995, IBM achieved an 84% reduction from 1988 levels of the 17 chemicals in the EPA's 33/50 Program. The company also achieved its self im-posed goal to eliminate the use of ethylene-based glycol ethers from its manu-facturing processes. It recycles 85% of hazardous waste.

  IBM has a comprehensive annual progress report that details a variety of company-wide efforts to improve its impact on the environment including: envi-ronmental benchmarks and goals, progress towards meeting goals, emissions da-ta, regulatory problems, remediation liabilities, environmental challenges, internal communications systems, environmental policies and practices outside the U.S., and health and safety data.

  The firm also makes cash awards to employees for innovative environmental ideas. In 1995 IBM awarded $210,000 to 46 employees for their ideas.

  INTERFACE manufactures and markets carpet tile, carpet rolls, broadloom car-pets, and replacement, installation, and maintenance services.

  In late 1994, Interface began a long-range program, called EcoSense, that was designed for the company to achieve greater resource efficiency and to ul-timately achieve ecological sustainability. The company's goal is to no longer be a net "taker" from the earth. The program's key elements are closed loop recycling, using benign sources of energy for production processes, and eliminating wasted raw materials and energy from all operations. Interface believes that these initiatives will give the company a competitive advantage in marketing its products.

  In January 1995, the company initiated a worldwide war-on-waste program that it calls Quality Utilizing Employee Suggestions and Teamwork (QUEST). QUEST teams comprise a multidisciplinary group of employees who identify and elimi-nate waste from a process or product. Any employee can join or form a team for any reason. The company applies a zero-based definition of waste; any measur-able cost that goes into manufacturing a product, but that does not result in identifiable value to the customer. The company reports that in FY 1995 and FY 1996, it saved $25 million eliminating such waste. It expects to eliminate $75 million more by the end of FY 1998.

  Some of the world's leading authorities on global ecology serve as consul-tants to the company. The "Eco Dream Team" includes Paul Hawken, author of The Ecology of Commerce and The Next Economy, and chairman of The Natural Step U.S.A.; Amory Lovins, energy consultant and director of Rocky Mountain Insti-tute; and David Brower, former executive director of the Sierra Club and foun-der of The Earth Island Institute.

  LILLIAN VERNON CORPORATION is a specialty catalog company that markets gift, household, gardening, kitchen, Christmas, and children's products.

  The company has a policy of not selling fur or ivory and reports that in ad-dition to in-house recycling programs, it uses recycled computer paper, pack-ing bags, forms, and purchase orders. Its Warehouse Annex uses an energy-sav-ing geothermal heat pump system. The firm donates a portion of the profits from the sales of its stuffed panda bear product to the World Wildlife Fund.

  ODWALLA produces and distributes fruit- and vegetable-based beverages in the western United States. The company markets approximately 20 products, includ-ing fresh fruit juices, quenchers (lemonades), smoothies (drinks based on tropical fruit purees), and vegetable drinks based on carrot juice.

  In 1993 Odwalla began conducting annual comprehensive environmental audits of its activities. The company uses this audit as a benchmark against which it can measure its future performance. The company has received numerous environ-mental business awards, including the Sierra Club Environmental Conscience Award.

  In the past, Odwalla has established collection centers for its used juice containers, and it currently provides interested customers with details on re-cycling centers near their homes. The company recycles office paper, purchases recycled-content products, and is a member of the Recycled Paper Coalition of California. Most organic wastes from the company's production facilities are sold to cattle feed companies, a practice common in the food processing indus-try. Odwalla also dries a portion of its citrus peels and sells them for com-mercial uses.

  Odwalla has made a commitment to purchase new trucks for its fleet that will be convertible to run on compressed natural gas (CNG), a fuel with environmen-tal benefits over gasoline. In San Francisco, where CNG refueling stations are in service, Odwalla is running three of its trucks on CNG. Odwalla supports sustainable agriculture through its involvement in California Clean, an asso-ciation of family farmers using chemical-free farming.

  PITNEY-BOWES manufactures and markets mailing systems, copying systems, and facsimile systems. It also provides facilities management and mortgage servic-ing, and commercial and industrial financing services.

  In December 1989, the firm set a goal of totally eliminating the generation of air, water, and solid wastes by the end of 1995. Pitney-Bowes reports that from 1989 through 1995 it reduced hazardous wastes emissions by 88%, report-able emissions to the air by 99%, and waste water discharges by 81%. By the end of 1993, it had totally eliminated use of the chlorinated solvent trichlorethane.

  In October 1994, Pitney-Bowes received the Green Product Award for its ef-forts in creating environmentally friendly products. In 1991 the company ini-tiated its Design for Environment Quality Program aimed at minimizing the en-vironmental impact of its products throughout their life cycle.

  The company has an Environmentally Responsible Procurement Program through which it screens its suppliers based on their environmental performance. In 1991 Pitney-Bowes launched a Product Disposition Program whereby the company collects outdated and scrap equipment from its customers.

  The company has a comprehensive annual environmental report that reports on the following: environmental benchmarks and goals, progress towards meeting goals, emissions data, regulatory problems, remediation liabilities, and health and safety data.

  POLAROID designs, manufactures, and markets instant photographic cameras, films, electronic imaging devices and polarized filters and lenses.

  In late 1994, Polaroid became one of only five Fortune 500 companies to en-dorse the CERES Principles, an independently monitored code of corporate con-duct for environmental accountability.

  The company has a worldwide Toxic Use and Waste Reduction program under which it conducts internal audits and keeps track of environmental compliance. The program emphasizes goal setting and measurement of performance. Plant man-agers are required to submit a report on "timely correction actions and of all excursions that occur at their facilities."

  The company is developing an environmental cost accounting system that will identify the cost of waste generated. It ties manager performance to specific environmental performance criteria. The company also has a compliance and awareness training program to educate employees about workplace safety and en-vironmental management issues.

  Polaroid will do business with suppliers who "meet high health, safety, en-vironmental, social, ethical and legal standards of performance." Polaroid pe-riodically reviews its suppliers to ensure that the materials they obtain from them do not contain chloroflurocarbons. The company also reviews its suppli-ers' waste disposal practices. The company shares technical information on en-vironmental issues with its suppliers. These include creating recycling and reuse programs, developing less-wasteful packaging methods, and sharing knowl-edge on ozone depleting chemicals-free processes.

  PRAXAIR manufactures and markets industrial gases.

  Praxair's Italian subsidiary, IGI, has developed a proprietary technology for using oxygen in the treatment of contaminated industrial wastewater. The company now uses this technology worldwide. Oxygen has several other benefi-cial uses. Oxygen increases the burning efficiencies and decreases emissions to the environment in numerous applications, from steel manufacturing to the incineration of hazardous wastes. In addition, oxygen is being increasingly used as a replacement (in either oxygen or ozone form) for chlorine in the bleaching process by many pulp and paper manufacturers.

  The company has plans for a joint venture with Nucor and U.S. Steel to develop technology for making steel directly from iron carbide. This could eliminate the need for energy-intensive, polluting coke ovens and blast fur-naces. It would lower nitrogen oxide emissions through the increased use of oxygen in the glass manufacturing process. Also under development is a con-trolled atmosphere soldering technology that enables the electronics industry to eliminate the use of chlorofluorocarbons (CFCs) in the cleaning process of circuit boards.

  TIMBERLAND manufactures and markets footwear and accessories and apparel un-der the Timberland brand name.

  In 1993 Timberland signed the CERES Principles that standardize environmen-tal reporting for U.S. corporations. It is one of a handful of publicly traded companies to do so. As a CERES signatory, it publishes a complete environmen-tal report annually.

  Timberland has an office recycling program at corporate headquarters that in 1994 recycled 25 tons of paper. In 1992 it installed energy efficient lighting throughout its corporate headquarters. The firm reports that its purchasing department assesses the environmental records of companies from which Timber-land purchases goods and services. The company also has an environmental news-letter for its employees interested in making suggestions to the company. Tim-berland reports that it has integrated environmental considerations in the de-sign of its stores and headquarters. The company works with The Wilderness So-ciety on a variety of educational projects.

  WELLMAN manufactures and sells polyester products in three groups: the fi-bers group; the recycled products group, which manufactures polyester fiber from postconsumer and producer plant wastes and which operates plastic recy-cling plants; and the packaging products group.

  In 1993 the firm launched its EcoSpun fiber product, which contains 100% re-cycled content, and of which at least 35% is from postconsumer sources.

  In 1996 Wellman expanded its recycled plastic line when it received no ob-jection from the Food and Drug Administration to use up to 100% recycled resin for all food and beverage containers currently approved for virgin resin.

  Approximately 40% of the fibers produced by Wellman each year are made from recycled materials. In April 1997, the company expanded its South Carolina PET resin facility's capacity to 200 million pounds per year. Its fiber plant in Ireland has a production capacity of 174 million pounds, of which 35 million pounds comes from used bottles. These fibers are used in carpeting, fill, and other products in which less fine fibers are required.

  WHIRLPOOL manufactures and markets home laundry appliances, home refrigera-tors and air conditioners, and other home appliances.

  Whirlpool is involved in a number of innovative recycling initiatives. In 1996 the company agreed to work with Appliance Recycling Centers of America, Inc., a company that reconditions and sells used appliances. In 1994 the company's North American plants recycled more than 280,000 tons of materials, including cardboard, plastics, wood pallets, scrap metals, rubber, aluminum, office paper, foam packaging, and plastic drums. Whirlpool has instituted a "global environmental management process" designed to integrate environmental considerations into product design, employee training, monitoring operations, and manufacturing processes.

  The company developed a washing machine that uses two-thirds less energy and water. Whirlpool introduced a horizontal-axis washing machine in China which uses 50% less water. The company also developed a small-capacity, no-frost re-frigerator that does not contain CFCs for markets in Asia and Latin America. In Europe the company introduced a washing machine and dryer that are both 95-percent recyclable.

  The company's annual environmental report details company wide efforts to improve its impact on the environment. The publication reports on the follow-ing: emissions data, regulatory problems, remediation liabilities, environmen-tal challenges they face, internal communications systems, environmental poli-cies and practices outside the U.S.

  In 1996 the company reported that there were no chlorofluorocarbons (CFCs) present in its U.S. and European production facilities, and that CFCs would be phased out of its plants in Argentina and Brazil in 1997. Whirlpool also re-ported that it is committed to phasing out CFCs in its facilities in Asia be-fore the 2010 deadline imposed by the Montreal Protocol of 1987.

  WHOLE FOODS MARKET, INC. The company has incorporated its strong environmen-tal beliefs into the products it provides. Its stores carry extensive lines of organic produce and minimally processed products and feature green departments that carry environmentally safe and recycled household products. Stores offer a five-cent-per-bag rebate to customers who use their own shopping bags.

  The company has organized Eco Teams in its stores to become active in each community on environmental issues. Environmental projects in 1994 included a campaign in the southwestern U.S., conducted jointly with the Environmental Working Group, which informed consumers about estrogenic pesticides; and sup-port of the Carolina Farm Stewardship Association, a coalition of farmers, businesses, gardeners, and consumers dedicated to ecologically sound agricul-tural practices.

                    COMPARISON OF $10,000 INVESTMENT IN THE
                      DOMINI SOCIAL EQUITY FUND  S&P 500

                          Average Annual Total Return

1 Year Ended            5 Years Ended               Inception (6/3/91)
  1/31/98                 1/31/98                     to 1/31/98/2/
----------------------------------------------------------------------
  29.18%                   19.15%                        17.59%

  6/30/91                  10                            10
 10/30/91                  10.59134                      10.67656
  1/31/92                  11.26964                      11.20443
  4/30/92                  11.26964                      11.45136
  7/31/92                  11.80416                      11.8094
 10/31/92                  12.2204                       11.74513
  1/31/93                  12.89376                      12.39685
  4/30/93                  12.62491                      12.52083
  7/31/93                  12.96598                      12.8416
 10/31/93                  13.6461                       13.50023
  1/31/94                  13.94968                      13.99337
  4/30/94                  13.2057                       13.18614
  7/31/94                  13.36719                      13.50288
 10/31/94                  13.85207                      14.02062
  1/31/95                  13.97643                      14.05953
  4/30/95                  15.20832                      15.47674
  7/31/95                  16.72338                      17.01578
 10/31/95                  17.41034                      17.7157
  1/31/96                  18.85141                      19.49132
  4/30/96                  19.48813                      20.1598
  7/31/96                  19.08306                      19.83869
 10/31/96                  21.20848                      21.98457
  1/31/97                  23.9672                       24.63018
  4/30/97                  24.76304                      25.21475
  7/31/97                  29.38935                      30.15839
 10/31/97                  28.15276                      29.05176
  1/31/98                  30.95879                      31.24764

             PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

/1/ The performance information in this chart represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks.
/2/ The Fund began investing in the stocks comprising the Domini Social Index on June 3, 1991. The above chart begins on June 30, 1991.

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
APPAREL -- 0.3%
  Brown Group, Inc. .......................................  1,700 $     24,650
  Hartmarx Corporation (b).................................  3,300       24,544
  Liz Claiborne, Inc. .....................................  6,500      263,250
  Oshkosh B'Gosh...........................................    800       27,400
  Phillips-Van Heusen Corporation..........................  2,500       30,156
  Reebok International Ltd. (b)............................  5,500      146,781
  Russell Corporation......................................  3,500       86,406
  Springs Industries, Inc..................................  2,000      105,250
  Stride Rite Corporation..................................  4,600       52,325
  Timberland Company (The) (b).............................  1,100       64,075
  V. F. Corporation........................................ 12,200      521,550
                                                                   ------------
                                                                      1,346,387
                                                                   ------------
BANKING -- 7.5%
  Banc One Corporation..................................... 59,195    3,307,521
  BankAmerica Corporation.................................. 69,900    4,967,269
  BankBoston Corporation................................... 14,500    1,297,750
  Bankers Trust New York Corporation.......................  9,700    1,011,831
  CoreStates Financial Corp................................ 19,800    1,514,700
  Fifth Third Bancorp...................................... 15,250    1,162,813
  First Chicago NBD Corp. ................................. 29,106    2,172,035
  Mellon Bank Corporation.................................. 25,500    1,539,563
  Morgan (J.P.) & Co. Incorporated......................... 17,800    1,801,138
  Norwest Corporation...................................... 76,000    2,774,000
  PNC Bank Corp. .......................................... 30,500    1,572,656
  SunTrust Banks, Inc. .................................... 21,100    1,461,175
  Vermont Financial Services Corp. ........................  1,300       35,344
  Wachovia Corporation..................................... 20,400    1,586,100
  Washington Mutual Inc. .................................. 25,780    1,656,365
  Wells Fargo & Company....................................  8,600    2,657,400
                                                                   ------------
                                                                     30,517,660
                                                                   ------------

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
COMMERCIAL PRODUCTS & SERVICES -- 1.8%
  Avery Dennison Corporation............................... 10,300 $    462,213
  Cintas Corporation.......................................  9,700      404,975
  Deluxe Corporation.......................................  7,900      260,700
  DeVry Inc. (b)...........................................  3,600      108,900
  Donnelley (R.R.) & Sons Company.......................... 14,600      544,763
  Harland (John H.) Company................................  2,800       43,050
  Herman Miller, Inc. .....................................  4,400      254,650
  HON Industries, Inc. ....................................  3,000      183,000
  Ikon Office Solutions.................................... 13,400      422,100
  Interface Inc............................................  2,300       81,363
  Kelly Services, Inc......................................  3,675      120,816
  Moore Corporation........................................  8,600      129,000
  National Service Industries, Inc.........................  4,300      215,000
  New England Business Service, Inc........................  1,300       42,900
  Pitney Bowes Inc......................................... 28,900    1,325,788
  Standard Register Company................................  2,800       96,075
  Tennant Company..........................................  1,000       35,500
  Xerox Corporation........................................ 32,600    2,620,225
                                                                   ------------
                                                                      7,351,018
                                                                   ------------
CONSTRUCTION -- 0.3%
  Apogee Enterprises, Inc. ................................  2,500       29,531
  Centex Corporation.......................................  3,200      200,800
  Champion Enterprises Inc. ...............................  4,500       88,031
  Fleetwood Enterprises, Inc. .............................  3,400      141,525
  Granite Construction Incorporated........................  1,600       37,600
  Kaufman & Broad Home Corporation.........................  3,800       97,850
  Rouse Company............................................  6,500      218,563
  Sherwin-Williams Company................................. 17,200      490,200
  Skyline Corporation......................................    900       24,975
  TJ International, Inc. ..................................  1,700       41,863
                                                                   ------------
                                                                      1,370,938
                                                                   ------------

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
ENERGY -- 2.5%
  Amoco Corporation.......................................  48,700 $  3,962,963
  Anadarko Petroleum Corporation..........................   5,800      342,200
  Apache Corporation......................................   8,800      291,500
  ARCO Chemical Company...................................   9,700      460,750
  Atlantic Richfield Company..............................  32,100    2,387,438
  Consolidated Natural Gas Company........................   9,500      515,969
  Oryx Energy Company (b).................................  10,700      256,800
  Pennzoil Company........................................   4,600      297,275
  Santa Fe Energy Resources, Inc. (b).....................  10,000      105,000
  Sun Company, Inc. ......................................   6,900      267,375
  Union Pacific Resources Group, Inc. ....................  25,600      572,800
  Williams Companies......................................  32,000      912,000
                                                                   ------------
                                                                     10,372,070
                                                                   ------------
FINANCIAL SERVICES -- 6.0%
  Ahmanson (H.F.) & Company...............................   9,700      565,631
  American Express Company................................  46,500    3,891,469
  Beneficial Corporation..................................   5,300      411,413
  Block (H & R), Inc. ....................................  10,400      456,300
  Dime Bancorp............................................  12,600      352,800
  Edwards (A.G.), Inc. ...................................   9,487      359,320
  Fannie Mae.............................................. 106,600    6,582,550
  Federal Home Loan Mortgage Corporation..................  69,500    3,092,750
  FirstFed Financial Corp. (b)............................   1,100       38,638
  Golden West Financial...................................   5,700      481,294
  Household International, Inc. ..........................  10,900    1,357,050
  MBIA Inc................................................   9,200      595,700
  MBNA Corporation........................................  50,100    1,556,231
  Merrill Lynch & Co., Inc. ..............................  33,300    2,102,063
  Piper Jaffray Companies Inc. ...........................   1,800       65,700

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
FINANCIAL SERVICES -- CONTINUED
  Schwab (Charles) Corporation............................  26,600 $    970,900
  Student Loan Marketing Association......................  17,700      745,613
  Transamerica Corporation................................   6,200      637,050
  Value Line, Inc. .......................................   1,000       39,438
  Wesco Financial Corporation.............................     700      211,575
                                                                   ------------
                                                                     24,513,485
                                                                   ------------
FOODS & BEVERAGES -- 8.3%
  Ben & Jerry's Homemade, Inc. (b)........................     600        9,375
  Campbell Soup Company...................................  45,800    2,450,300
  Coca-Cola Company....................................... 248,500   16,090,375
  Fleming Companies, Inc. ................................   3,700       55,731
  General Mills Incorporated..............................  15,800    1,176,113
  Heinz (H.J.) Company....................................  36,700    2,034,556
  Hershey Foods Corporation...............................  14,600      929,838
  Kellogg Company.........................................  41,100    1,898,306
  Nature's Sunshine Products, Inc. .......................   1,600       42,400
  Nature's Sunshine Products, Inc. .......................       0           15
  Odwalla, Incorporated (b)...............................     500        4,063
  PepsiCo, Inc. .......................................... 152,400    5,495,925
  Quaker Oats Company.....................................  13,900      747,125
  Ralston Purina Company..................................  10,700    1,004,463
  Smucker (J.M.) Company..................................   2,600       66,625
  SUPERVALU Inc. .........................................   6,000      263,250
  Sysco Corporation.......................................  17,100      765,225
  Tootsie Roll Industries, Inc. ..........................   1,579       99,104
  Wrigley (Wm.) Jr. Company...............................  11,600      857,675
                                                                   ------------
                                                                     33,990,464
                                                                   ------------

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
HEALTH CARE -- 9.0%
  Acuson
   Corporation (b)........................................   2,800 $     47,250
  Allergan, Inc. .........................................   6,300      214,200
  ALZA
   Corporation (b)........................................   8,300      295,688
  Angelica Corporation....................................     800       18,400
  Becton Dickinson and Company............................  12,200      770,125
  Bergen Brunswig Corporation.............................   4,918      224,076
  Biomet, Inc. ...........................................  11,300      323,463
  Boston Scientific Corporation (b).......................  19,800    1,004,850
  Forest Laboratories, Inc. (b)...........................   3,900      231,563
  Guidant Corp. ..........................................  14,800      950,900
  Humana Health Plans, Inc. (b)...........................  16,500      331,031
  Johnson & Johnson....................................... 135,100    9,043,256
  Manor Care, Inc. .......................................   6,200      215,063
  Marquette Medical Systems, Inc. (b).....................   1,500       40,125
  Medtronic, Inc. ........................................  46,900    2,394,831
  Merck & Co., Inc. ...................................... 120,400   14,116,900
  Mylan Laboratories, Inc. ...............................  12,300      220,631
  Oxford Health Plans, Inc. (b)...........................   7,700      134,750
  Schering-Plough Corporation.............................  73,700    5,334,038
  St. Jude Medical
   Inc. (b)...............................................   8,900      289,250
  Stryker Corporation.....................................   9,800      361,988
  Sunrise Medical
   Inc. (b)...............................................   1,900       27,550
  United American Healthcare Corporation (b)..............     800        2,100
                                                                   ------------
                                                                     36,592,028
                                                                   ------------
HOUSEHOLD GOODS -- 5.8%
  Alberto-Culver Company..................................   5,300      157,013
  Avon Products, Inc. ....................................  13,200      792,000
  Bassett Furniture Industries............................   1,300       37,375
  Black & Decker Corp. ...................................   9,500      457,781

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
HOUSEHOLD GOODS -- CONTINUED
  Church & Dwight Co., Inc. ..............................   1,900 $     53,081
  Clorox Company..........................................  10,300      789,238
  Colgate-Palmolive Company...............................  29,600    2,168,200
  Fedders Corporation.....................................   3,600       20,700
  Fort James Corp. .......................................  20,700      888,806
  Handleman
   Company (b)............................................   3,100       18,988
  Harman International Industries, Inc. ..................   1,730       67,686
  Hasbro, Inc. ...........................................  12,650      436,425
  Huffy Corporation.......................................   1,100       16,225
  Kimberly-Clark Corporation..............................  56,064    2,925,840
  Leggett & Platt.........................................   9,600      433,800
  Mattel, Inc. ...........................................  29,085    1,177,943
  Maytag Corporation......................................   9,300      357,469
  Newell Co. .............................................  15,900      652,894
  Oneida Ltd. ............................................   1,600       43,700
  Procter & Gamble Company................................ 135,000   10,580,625
  Rubbermaid Incorporated.................................  15,000      388,125
  Shaw Industries, Inc. ..................................  13,600      150,450
  Snap-On Incorporated....................................   5,850      229,247
  Stanhome Inc. ..........................................   1,600       43,400
  Stanley Works...........................................   8,900      393,825
  Thomas Industries Inc. .................................   1,500       32,813
  Whirlpool Corporation...................................   7,300      422,031
                                                                   ------------
                                                                     23,735,680
                                                                   ------------
INSURANCE -- 6.7%
  Aetna, Inc. ............................................  15,170    1,114,995
  American General Corporation............................  24,362    1,373,408
  American International Group, Inc. .....................  70,500    7,777,031
  Chubb Corporation.......................................  17,000    1,290,938
  CIGNA Corporation.......................................   7,400    1,254,763
  Cincinnati Financial Corporation........................   5,395      687,863
  General Re Corporation..................................   7,800    1,623,375

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
INSURANCE -- CONTINUED
  Hartford Steam Boiler Inspection and Insurance..........   1,900 $    112,338
  Jefferson-Pilot Corporation.............................   7,000      571,813
  Lincoln National Corp. .................................  10,200      772,013
  Marsh & McLennan Companies, Inc. .......................  17,000    1,255,875
  Providian Corporation...................................   9,500      464,313
  ReliaStar Financial Corporation.........................   9,000      373,500
  SAFECO Corporation......................................  14,100      704,119
  St. Paul Companies, Inc. ...............................   8,400      730,800
  Torchmark Corporation...................................  14,000      581,875
  Travelers Group Inc. ................................... 115,200    5,702,400
  UNUM Corporation........................................  13,900      675,888
  USF&G Corporation.......................................  11,400      271,463
                                                                   ------------
                                                                     27,338,770
                                                                   ------------
MEDIA -- 3.9%
  Banta Corporation.......................................   2,850       72,497
  Comcast Corporation.....................................  34,900    1,092,806
  Disney (Walt) Company...................................  67,800    7,224,938
  Dow Jones & Company.....................................   9,800      492,450
  Harcourt General........................................   6,900      367,856
  King World Productions, Inc. (b)........................   3,600      213,075
  Lee Enterprises, Inc....................................   4,500      129,094
  McGraw-Hill Companies...................................   9,900      691,144
  Media General, Inc. ....................................   2,400      109,200
  Meredith Corporation....................................   5,100      199,856
  Midas Inc. (b)..........................................   1,717       27,579
  New York Times Company..................................   9,600      624,600
  Scholastic
   Corporation (b)........................................   1,600       56,000
  Tele-Communications, Inc. (b)...........................  50,700    1,419,600
  Times Mirror Company....................................   8,900      512,863

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
MEDIA -- CONTINUED
  U S West Media Group..................................... 60,700 $  1,802,031
  Viacom, Inc. (b).........................................  6,700      276,375
  Washington Post Company..................................  1,000      487,000
                                                                   ------------
                                                                     15,798,964
                                                                   ------------
MISCELLANEOUS -- 1.7%
  American Greetings Corporation...........................  7,100      307,519
  Avnet, Inc. .............................................  4,300      262,300
  Bemis Company, Inc. .....................................  5,300      228,563
  Case Corporation.........................................  7,300      425,681
  CPI Corp. ...............................................  1,000       24,063
  Cross (A.T.) Company.....................................  1,400       15,925
  Deere & Company.......................................... 25,200    1,329,300
  General Signal Corporation...............................  4,800      187,200
  Gibson Greetings,
   Inc. (b)................................................  1,400       30,450
  Hillenbrand Industries, Inc. ............................  6,700      343,375
  Hunt Manufacturing Co. ..................................  1,100       24,544
  Hussmann International Inc. (b)..........................  5,150       70,169
  Ionics, Inc. (b).........................................  1,400       57,575
  Jostens, Inc. ...........................................  3,800       85,738
  Marriott International, Inc. ............................ 12,800      884,800
  Omnicom Group Inc. ...................................... 16,200      657,113
  Polaroid Corporation.....................................  4,300      176,569
  Sealed Air
   Corporation (b).........................................  4,100      257,788
  Service Corporation International........................ 25,200      982,800
  Sonoco Products Company..................................  9,305      330,328
  Toro Company.............................................  1,200       46,725
  Whitman Corporation...................................... 10,300      171,238
                                                                   ------------
                                                                      6,899,763
                                                                   ------------
MISCELLANEOUS MANUFACTURING -- 1.0%
  Applied Materials,
   Inc. (b)................................................ 36,500    1,197,656
  Brady (W.H.) Co. ........................................  2,200       65,450
  Cincinnati Milacron Inc. ................................  3,900       99,450

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
MISCELLANEOUS MANUFACTURING -- CONTINUED
  CLARCOR Inc. ............................................  1,400 $     37,713
  Crown Cork & Seal Company, Inc. ......................... 12,800      633,600
  Dionex Corporation (b)...................................  1,200       66,000
  Fastenal Company.........................................  3,700      162,569
  Gerber Scientific Inc. ..................................  2,100       38,063
  Graco Inc. ..............................................  1,450       60,628
  Illinois Tool Works Inc. ................................ 24,900    1,386,619
  Isco, Inc. ..............................................    300        2,625
  Lawson Products, Inc. ...................................  1,100       33,000
  Millipore Corporation....................................  4,200      137,550
  Nordson Corporation......................................  1,500       73,688
  Watts Industries.........................................  2,400       66,750
  Wellman, Inc. ...........................................  3,000       53,813
  Zurn Industries, Inc. ...................................  1,200       41,400
                                                                   ------------
                                                                      4,156,574
                                                                   ------------
RESOURCE DEVELOPMENT -- 1.5%
  Air Products & Chemicals, Inc. .......................... 11,000      880,688
  Aluminum Company of America.............................. 17,200    1,313,650
  Battle Mountain Gold Company............................. 23,200      130,500
  Betz Laboratories........................................  2,900      167,113
  Cabot Corporation........................................  6,700      189,275
  Calgon Carbon Corporation................................  3,800       39,663
  Consolidated Papers, Inc. ...............................  4,700      264,375
  Cyprus Amax Minerals Company.............................  9,100      143,325
  Echo Bay Mines Ltd (b)................................... 14,000       27,125
  Fuller (H.B.) Company....................................  1,300       68,250
  IMCO Recycling Inc. .....................................  1,600       26,800
  Inland Steel Industries, Inc. ...........................  4,700       93,706
  Mead Corporation......................................... 10,200      331,500
  Morton International, Inc. .............................. 13,300      438,900
  Nalco Chemical Company...................................  6,400      240,000
  Nucor Corporation........................................  8,550      407,194
  Praxair, Inc. ........................................... 15,800      654,713
  Sigma-Aldrich Corporation................................ 10,200      395,250

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
RESOURCE DEVELOPMENT -- CONTINUED
  Westvaco Corporation..................................... 10,400 $    337,350
  Worthington Industries, Inc. ............................  9,400      158,038
                                                                   ------------
                                                                      6,307,415
                                                                   ------------
RETAIL -- 9.9%
  Albertson's, Inc. ....................................... 24,600    1,173,113
  American Stores Companies................................ 27,400      595,950
  Bestfoods................................................ 14,400    1,404,000
  Bob Evans Farms, Inc. ...................................  4,100       78,669
  Charming Shoppes, Inc. (b)............................... 10,300       41,844
  Circuit City Stores, Inc. ...............................  9,600      327,600
  Claire's Stores, Inc. ...................................  4,700       83,425
  Costco Companies Inc. (b)................................ 21,115      915,863
  CVS Corporation.......................................... 17,500    1,147,344
  Dayton Hudson Corporation................................ 21,800    1,568,238
  Dillard Department Stores, Inc. ......................... 11,100      389,888
  Dollar General Corporation............................... 11,548      420,059
  Egghead, Inc. (b)........................................  2,100       16,538
  Gap, Inc. (The).......................................... 40,150    1,568,359
  Giant Food Inc. .........................................  5,800      188,863
  Great Atlantic & Pacific Tea Company, Inc. ..............  3,700      105,450
  Hannaford Bros. Co. .....................................  4,000      155,750
  Home Depot, Inc. ........................................ 73,649    4,441,956
  Kmart Corporation (b).................................... 48,700      535,700
  Kroger Co. (b)........................................... 25,500      997,688
  Lands' End, Inc. (b).....................................  3,100      121,869
  Lillian Vernon Corporation...............................  1,000       16,813
  Limited, Inc. (The)...................................... 27,300      723,450
  Longs Drug Stores Corporation............................  3,800      109,963
  Lowe's Companies, Inc. .................................. 17,400      879,788
  Luby's Cafeterias, Inc. .................................  2,300       36,800
  May Department Stores Company............................ 23,400    1,229,963

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
RETAIL -- CONTINUED
  McDonald's Corporation..................................  68,800 $  3,242,200
  Mercantile Stores Company, Inc. ........................   3,600      214,200
  Nordstrom, Inc. ........................................   8,000      407,000
  Penney (J.C.) Company, Inc. ............................  25,000    1,684,375
  Pep Boys--Manny, Moe & Jack.............................   6,300      137,813
  Ruby Tuesday, Inc. .....................................   1,700       42,394
  Ryan's Family Steakhouse, Inc. (b)......................   4,600       38,238
  Sears, Roebuck and Co. .................................  39,200    1,805,650
  Spec's Music, Inc. (b)..................................     200          250
  Starbucks Corporation (b)...............................   7,600      277,875
  Tandy Corporation.......................................  10,500      406,875
  TCBY Enterprises, Inc. .................................   2,300       17,250
  TJX Companies, Inc. ....................................  16,300      552,163
  Toys "R' Us, Inc. (b)...................................  28,720      770,055
  Wal-Mart Stores, Inc. .................................. 226,400    9,027,700
  Walgreen Company........................................  49,200    1,629,750
  Wendys International Inc. ..............................  13,100      292,294
  Whole Foods Market, Inc. (b)............................   2,400      120,600
  Woolworth Corporation (b)...............................  13,600      295,800
                                                                   ------------
                                                                     40,237,425
                                                                   ------------
TECHNOLOGY -- 23.1%
  3Com Corporation (b)....................................  34,600    1,143,963
  Advanced Micro Devices, Inc. (b)........................  14,200      284,888
  American Power Conversion (b)...........................   9,700      254,019
  Analog Devices, Inc. (b)................................  16,100      474,950
  Apple Computer, Inc. (b)................................  12,800      234,400
  AT&T Corporation........................................ 163,200   10,220,400
  Autodesk, Inc. .........................................   5,000      193,125
  Automatic Data Processing, Inc. ........................  29,200    1,746,525

ISSUER                                                       SHARES    VALUE
------                                                       ------    -----
TECHNOLOGY -- CONTINUED
  Baldor Electric Company...................................   3,500 $   79,844
  Borland International, Inc. (b)...........................   4,000     30,000
  Broderbund Software Inc. (b)..............................   1,900     40,138
  Cisco Systems, Inc. (b)................................... 101,100  6,375,619
  Citizens Utilities Company................................   9,267     88,037
  Compaq Computer Corporation............................... 152,140  4,573,709
  Computer Associates International, Inc. ..................  54,700  2,909,356
  Cooper Industries, Inc. ..................................  12,100    642,055
  Dell Computer Corp. (b)...................................  32,600  3,241,662
  Digital Equipment Corporation (b).........................  14,600    825,812
  DSC Communications Corporation (b)........................  11,900    238,000
  Grainger (W.W.), Inc. ....................................   4,800    462,000
  Hewlett-Packard Company................................... 104,500  6,270,000
  Hubbell Incorporated......................................   6,960    348,435
  Hutchinson Technology (b).................................   1,700     42,712
  Intel Corporation......................................... 164,400 13,316,400
  International Business Machines Corporation...............  97,700  9,641,768
  LSI Logic (b).............................................  14,100    338,400
  MCI Communications Corporation............................  69,700  3,236,693
  Merix Corporation (b).....................................     600      8,250
  Micron Technology, Inc. (b)...............................  21,000    727,125
  Microsoft Corporation (b)................................. 121,200 18,081,525
  Molex Incorporated........................................  15,737    428,832
  National Semiconductor Corporation (b)....................  16,300    458,437
  Novell Inc. (b)...........................................  34,900    246,480
  Perkin-Elmer Corporation..................................   4,800    283,200
  Quarterdeck Corporation (b)...............................   4,200      9,187

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
TECHNOLOGY -- CONTINUED
  QuickResponse Services, Inc. (b).........................    700 $     25,505
  Raychem Corporation......................................  8,300      309,693
  Shared Medical Systems Corporation.......................  2,400      157,200
  Solectron Corporation (b)................................ 11,500      497,375
  Sprint Corporation....................................... 43,000    2,553,125
  Stratus Computer, Inc. (b)...............................  2,300       97,030
  Sun Microsystems, Inc. (b)............................... 37,500    1,797,655
  Tektronix, Inc. .........................................  5,200      219,700
  Tellabs, Inc. (b)........................................ 18,100      926,493
  Thomas & Betts Corporation...............................  5,500      271,562
  Xilinx, Inc. (b).........................................  7,200      273,150
                                                                   ------------
                                                                     94,624,434
                                                                   ------------
TRANSPORTATION -- 1.7%
  Airborne Freight Corporation.............................  2,300      163,587
  Alaska Air Group, Inc. (b)...............................  1,800       87,412
  AMR Corporation (b)......................................  9,300    1,174,125
  Consolidated Freightways Corporation (b).................  2,100       31,105
  CSX Corporation.......................................... 22,100    1,171,300
  Delta Air Lines, Inc. ...................................  7,400      844,525
  FDX Holding Corporation (b).............................. 11,400      741,712
  GATX Corporation.........................................  2,400      174,150
  Norfolk Southern Corporation............................. 37,700    1,189,905
  Roadway Express, Inc. ...................................  2,000       43,750
  Ryder System, Inc. ......................................  7,400      247,900
  Southwest Airlines Co. .................................. 21,700      565,555
  UAL Corporation (b)......................................  5,700      506,587
  Yellow Corporation (b)...................................  2,800       73,150
                                                                   ------------
                                                                      7,014,763
                                                                   ------------

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
UTILITIES -- 8.5%
  AGL Resources Inc. .....................................   5,500 $    108,968
  American Water Works, Inc. .............................   7,700      207,900
  Ameritech............................................... 110,000    4,723,125
  Bell Atlantic Corporation...............................  78,011    7,220,892
  BellSouth Corporation...................................  99,700    6,038,080
  CalEnergy Company, Inc. (b).............................   8,300      213,205
  Central Lousiana Electric Inc. .........................   2,200       68,337
  Connecticut Energy Corporation..........................   1,000       27,187
  Eastern Enterprises.....................................   2,000       82,750
  El Paso Energy Corporation..............................   5,800      370,837
  Energen Corporation.....................................   1,400       54,600
  Enron Corp. ............................................  31,800    1,317,712
  Equitable Resources, Inc. ..............................   3,400      111,775
  Frontier Corporation....................................  16,400      427,425
  Helmerich & Payne, Inc. ................................   4,800      122,700
  Idaho Power Company.....................................   3,600      124,875
  Keyspan Energy Corporation..............................   4,900      166,905
  LG&E Energy Corp. ......................................   6,700      156,612
  MCN Corporation.........................................   7,600      281,200
  New Century Energies, Inc. .............................  11,100      505,743
  NICOR Inc. .............................................   4,700      189,175
  Northwest Natural Gas Co. ..............................   2,200       58,575
  Northwestern Public Service Company.....................   1,500       33,280
  Oklahoma Gas and Electric Company.......................   3,900      204,018
  ONEOK Inc. .............................................   3,000      102,562
  Pacific Enterprises.....................................   8,300      299,318
  Peoples Energy Corporation..............................   3,400      128,350
  Potomac Electric Power Company..........................  12,000      298,500
  Rowan Companies, Inc. ..................................   8,700      229,462

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                                       SHARES    VALUE
------                                                       ------    -----
UTILITIES -- CONTINUED
  SBC Communications Inc. .................................. 92,159 $  7,165,392
  Sonat Inc. ...............................................  8,600      375,712
  Southern New England Telecommunications Corporation.......  6,900      449,362
  Telephone and Data Systems, Inc. .........................  5,800      255,200
  U S West Communications Group (b)......................... 48,300    2,324,437
  Washington Gas Light Company..............................  4,200      111,300
  Western Atlas Inc. .......................................  5,300      330,255
                                                                    ------------
                                                                      34,885,726
                                                                    ------------
VEHICLE COMPONENTS -- 0.5%
  Cooper Tire and Rubber Company............................  7,600      182,875
  Cummins Engine Company, Inc...............................  3,700      197,950
  Dana Corporation.......................................... 10,500      526,312
  Federal-Mogul Corporation.................................  3,900      175,500
  Genuine Parts Company..................................... 17,900      594,056

                              See Notes to Financial
                                    Statements

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
VEHICLE COMPONENTS -- CONTINUED
  Modine Manufacturing Company............................. 2,900  $    101,137
  Smith (A.O.) Corporation................................. 1,500        63,000
  Spartan Motors, Inc. (b)................................. 1,200         8,475
  SPX Corporation.......................................... 1,200        87,600
                                                                   ------------
                                                                      1,936,905
                                                                   ------------
  TOTAL INVESTMENTS(A) -- 100.0%.................................. $408,990,469
  OTHER ASSETS, LESS LIABILITIES..................................    2,499,557
                                                                   ------------
  NET ASSETS...................................................... $411,490,026
                                                                   ============

--------
(a) The aggregate cost for federal income tax purposes is $299,126,134, the aggregate gross unrealized appreciation is $112,492,160, and the aggregate gross unrealized depreciation is $2,627,825, resulting in net unrealized appreciation of $109,864,335.
(b) Non-income producing security.

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $299,126,134)........................  $408,990,469
  Cash............................................................     4,192,809
  Dividends receivable............................................       496,631
                                                                    ------------
   Total assets...................................................   413,679,909
                                                                    ------------
LIABILITIES:
  Payable for securities purchased................................     1,971,177
  Accrued expenses (Note 2).......................................       218,706
                                                                    ------------
   Total liabilities..............................................     2,189,883
                                                                    ------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS..........  $411,490,026
                                                                    ============
NET ASSETS CONSIST OF:
  Paid-in capital.................................................  $411,490,026
                                                                    ============


                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign withholding tax of
   $518)............................................              $ 2,276,431
                                                                  -----------
EXPENSES:
  Management fee (Note 2)...........................                  199,249
  Sub management fee (Note 2).......................                  186,707
  Professional fees.................................                   48,667
  Custody fees (offset by compensating balances)....                   65,252
  Trustee fees......................................                    1,325
  Printing..........................................                    5,000
  Miscellaneous.....................................                    1,955
                                                                  -----------
  Total expenses....................................                  503,155
    Fees paid indirectly............................                  (60,429)
    Management fee waived...........................                 (103,679)
                                                                  -----------
    Net expenses....................................                  339,047
                                                                  -----------
NET INVESTMENT INCOME...............................                1,937,383
NET REALIZED GAIN ON INVESTMENTS
  Proceeds from sales............................... $  8,580,631
  Cost of securities sold...........................    5,738,294
                                                     ------------
    Net realized gain on investments................                2,842,337
NET CHANGES IN UNREALIZED APPRECIATION OF
 INVESTMENTS
  Beginning of year................................. $ 91,161,408
  End of year.......................................  109,864,335
                                                     ------------
    Net change in unrealized appreciation...........               18,702,927
                                                                  -----------
NET INCREASE OF NET ASSETS RESULTING FROM
 OPERATIONS.........................................              $23,482,648
                                                                  ===========


                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED
                                                 JANUARY 31, 1998  YEAR ENDED
                                                   (UNAUDITED)    JULY 31, 1997
                                                 ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income.........................   $  1,937,384   $  2,240,276
  Net realized gain on investments..............      2,842,337        433,417
  Net change in unrealized appreciation of
   investments..................................     18,702,927     74,540,873
                                                   ------------   ------------
    Net Increase in Net Assets Resulting from
     Operations.................................     23,482,648     77,214,566
                                                   ------------   ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Additions.....................................    105,727,597    137,135,556
  Reductions....................................    (10,079,189)   (22,391,710)
                                                   ------------   ------------
    Net Increase in Net Assets from Transactions
     in Investors' Beneficial Interests.........     95,648,408    114,743,846
                                                   ------------   ------------
      Total Increase in Net Assets..............    119,131,056    191,958,412
NET ASSETS:
  Beginning of period...........................    292,358,970    100,400,558
                                                   ------------   ------------
  End of period.................................   $411,490,026   $292,358,970
                                                   ============   ============

-------------------------------------------------------------------------------

                                                          YEAR ENDED
                           -------------------------------------------------------------------------------------------------
                           SIX MONTHS ENDED
                           JANUARY 31, 1998
                             (UNAUDITED)                JULY 31, 1997    JULY 31, 1996         JULY 31, 1995   JULY 31, 1994
                           ----------------             -------------    -------------         -------------   -------------
FINANCIAL HIGHLIGHTS
  Ratio of net investment
   income to average net
   assets.................        1.13%(/1/)(/5/)             1.34%            1.48%(/3/)          1.85%(/4/)      2.13%(/4/)
  Ratio of expenses to
   average net assets.....        0.23%(/1/)(/2/)(/5/)        0.29%(/2/)       0.59%(/2/)(/3/)     0.43%(/4/)      0.29%(/4/)
  Portfolio turnover
   rate...................           3%                          1%               5%                  6%              8%
  Average commission rate
   paid per share.........     $0.0408                     $0.0512          $0.0496                  --              --

-------------------------------------------------------------------------------
(/1/) Reflects a waiver of 0.06% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the six months ended January 31, 1998 would have been 1.07% and 0.26%, respectively.
(/2/) Ratio of total expenses to average net assets for the period ended January
      31, 1998, July 31, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.20%, 0.25% and 0.50% for the year ended July 31, 1997 and 1996, respectively.
(/3/) Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the year ended July 31, 1996 would have been 1.14% and 0.85% respectively.
(/4/) Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995 and 1994 would have been 1.75% and 0.53% and 2.00% and 0.42%
      respectively.
(/5/) Annualized.
                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Domini Social Index Port-folio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment port-folio as closely as is practicable with the Domini 400 Social index (the "In-dex"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on Au-gust 10, 1990 and began investment operations on June 3, 1991.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.

  (A) VALUATION OF INVESTMENTS: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

  (B) DIVIDEND INCOME: Dividend income is reported on the ex-dividend date.

  (C) FEDERAL TAXES: The Index Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is in-tended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

  (D) OTHER: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

  (A) MANAGER. Domini Social Investments LLC (DSIL or the Manager) is a regis-tered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee ac-crued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets, subject to reduction to the extent nec-essary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraor-dinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio through October 22, 1998.

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------


  (B) SUBMANAGER. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agree-ment with DSIL. Mellon Equity does not determine the composition of the Domini Social Index. Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio.

  (C) PRIOR ADVISORY, MANAGEMENT, SPONSORSHIP AND ADMINISTRATIVE
AGREEMENTS. Prior to October 22, 1997, pursuant to an investment advisory agreement (the KLD "Advisory Agreement"), KLD served as investment adviser to the Index Portfolio and furnished continuously an investment program by deter-mining the stocks to be included in the Domini Social Index. KLD received from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets. Addition-ally, prior to October 22, 1997, pursuant to a management agreement (the "Mellon Equity Management Agreement"), Mellon Equity served as investment man-ager and managed the assets of the Index Portfolio on a daily basis. Prior to October 22, 1997, pursuant to a sponsorship agreement (the "KLD Sponsorship Agreement") , KLD furnished administrative services for the Index Portfolio. KLD received from the Portfolio a fee accrued daily and paid monthly at an an-nual rate equal to 0.025% of the average daily net assets of the Portfolio for administrative services. Prior to November 6, 1996, pursuant to an administra-tive services agreement (the "Signature Administration Agreement"), Signature Broker-Dealer Services, Inc. ("Signature") served as the administrator of the Index Portfolio. Prior to October 22, 1997, the aggregate investment manage-ment and administration fees under the prior agreement with respect to the In-dex Portfolio were equal to 0.15% of the Index Portfolio's average daily net assets for its then current fiscal year.

3. INVESTMENT TRANSACTIONS. Purchase and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $104,647,537.62 and $8,580,631, respectively. Custody fees of the Portfolio were reduced by $60,429 which was compensation for uninvested cash left on deposit with the custodian. Cash balances could have been employed to earn additional income for the Portfolio.

DOMINI SOCIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investments in Domini Social Index Portfolio, at value (Note
  1)............................................................ $313,136,019
 Receivable for fund shares sold................................      222,236
                                                                 ------------
   Total assets.................................................  313,358,255
                                                                 ------------
LIABILITIES:
 Accrued expenses...............................................      469,081
                                                                 ------------
NET ASSETS...................................................... $312,889,174
                                                                 ============
NET ASSETS CONSIST OF:
 Paid-in capital................................................ $222,166,737
 Distributions in excess of net investment income...............     (195,280)
 Accumulated net realized gain from Portfolio...................    2,003,541
 Net unrealized appreciation from Portfolio.....................   88,914,176
                                                                 ------------
                                                                 $312,889,174
                                                                 ============
Shares outstanding..............................................   11,699,552
                                                                 ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 ($312,889,174 / 11,699,552)....................................       $26.74
                                                                       ======

DOMINI SOCIAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 Investment income from Portfolio.................................. $ 1,678,102
 Expenses from Portfolio...........................................    (250,101)
                                                                    -----------
   Net investment income from Portfolio............................   1,428,001
EXPENSES:
 Sponsor fee (Note 2)..............................................     377,265
 Administration fee (Note 2).......................................     108,657
 Sub-management fee (Note 2).......................................      26,993
 12b-1 fees (Note 2)...............................................     149,079
 Trustees fees.....................................................      10,239
 Printing..........................................................      47,994
 Professional fees.................................................      53,867
 Transfer agent and custody fees...................................      67,978
 Shareholder communication.........................................      52,453
 Registration fees.................................................      27,034
 Miscellaneous.....................................................      39,573
 Agreement termination expense (Note 4)............................     650,000
                                                                    -----------
                                                                      1,623,416
                                                                    -----------
NET INVESTMENT INCOME/(LOSS).......................................    (195,414)
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
 Net realized gain from Portfolio..................................   2,139,320
 Net change in unrealized appreciation from Portfolio..............  14,134,175
                                                                    -----------
 Net realized and unrealized gain from Portfolio...................  16,273,695
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $16,078,281
                                                                    ===========

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE
                                                 SIX MONTHS ENDED
                                                 JANUARY 31, 1998  YEAR ENDED
                                                   (UNAUDITED)    JULY 31, 1997
                                                 ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.........................   $   (195,414)  $    793,666
  Net realized gain from Portfolio..............      2,139,320        313,391
  Net change in unrealized appreciation from
   Portfolio....................................     14,134,175     57,365,930
                                                   ------------   ------------
    Net Increase in Net Assets from Operations..     16,078,281     58,472,987
                                                   ------------   ------------
DISTRIBUTIONS AND DIVIDENDS:
  Dividends to shareholders from net investment
   income.......................................       (133,341)      (734,467)
  Distributions to shareholders from net
   realized gain................................       (361,622)      (665,632)
                                                   ------------   ------------
    Net Decrease in Net Assets from
     Distributions and Dividends................       (494,963)    (1,400,099)
                                                   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares..................    103,672,526     91,114,168
  Net asset value of shares issued in
   reinvestment of distributions and dividends..        428,780      1,170,272
  Payments for shares redeemed..................    (19,105,042)   (17,962,957)
                                                   ------------   ------------
    Net increase in Net Assets from Capital
     Share Transactions.........................     84,996,264     74,321,483
                                                   ------------   ------------
     Total increase in Net Assets...............    100,579,582    131,394,371
NET ASSETS:
  Beginning of period...........................    212,309,592     80,915,221
                                                   ------------   ------------
  End of period (including (distributions in
   excess of) undistributed net investment
   income of $(195,280) and $133,474,
   respectively)................................   $312,889,174   $212,309,592
                                                   ============   ============
OTHER INFORMATION
SHARE TRANSACTIONS:
  Sold..........................................      4,092,878      4,298,608
  Issued in reinvestment of distributions and
   dividends....................................         16,888         57,225
  Redeemed......................................       (759,516)      (850,791)
                                                   ------------   ------------
  Net increase..................................      3,350,250      3,505,042
                                                   ============   ============

--------------------------------------------------------------------------------


                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                          YEAR ENDED JULY 31,
                                                    --------------------------------------------------
                            SIX MONTHS ENDED
                            JANUARY 31, 1998
                              (UNAUDITED)             1997          1996          1995          1994
                            ----------------        --------       -------       -------       -------
Net Asset Value, beginning
 of period................      $  25.43            $  16.70       $ 14.85       $ 12.13       $ 12.00
                                --------            --------       -------       -------       -------
Income from investment
 operations:
  Net investment income
   (loss).................         (0.02)               0.11          0.16          0.17          0.17
  Net realized and
   unrealized gain on
   investments............          1.39                8.85          1.93          2.83          0.18
                                --------            --------       -------       -------       -------
Total income from
 investment operations....          1.37                8.96          2.09          3.00          0.35
                                --------            --------       -------       -------       -------
Less distributions and
 dividends:
  Dividends to
   shareholders from net
   investment income......         (0.01)              (0.11)        (0.16)        (0.20)        (0.15)
  Distributions to
   shareholders from net
   realized gain..........         (0.05)              (0.12)        (0.08)        (0.08)        (0.07)
                                --------            --------       -------       -------       -------
Total distributions.......         (0.06)              (0.23)        (0.24)        (0.28)        (0.22)
                                --------            --------       -------       -------       -------
Net asset value, end of
 period...................      $  26.74            $  25.43       $ 16.70       $ 14.85       $ 12.13
                                ========            ========       =======       =======       =======
Ratios/supplemental data
  Total return............          5.34%              54.01%        14.11%        25.10%         2.90%
  Net assets, end of year
   (in 000's).............      $312,889            $212,310       $80,915       $54,638       $31,369
  Ratio of expenses to
   average net assets.....          1.23%(/1/)(/2/)     0.98%(/3/)    0.98%(/3/)    0.90%(/4/)    0.75%(/4/)
  Ratio of net investment
   income to average net
   assets.................         (0.16)%(/1/)         0.62%(/3/)    1.01%(/3/)    1.38%(/4/)    1.67%(/4/)

-------------------------------------------------------------------------------
(/1/) Annualized.
(/2/) Reflects a non-recurring payment to Signature by the Fund of $650,000 in connection with the termination of the expense payment arrangements with Signature and other such expenses incurred by the Fund in connection with the termination of such arrangements. Had such non-recurring expenses not been included, expenses to average net assets would have been 0.98%.
(/3/) Had the expense payment agreement not been in place the ratio of net investment income and expenses to average net assets for the years ended July 31, 1997 and 1996, would have been 0.76% and 0.84%, and 0.92% and 1.07% respectively.
(/4/) Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the expense payment agreement. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995, 1994, and 1993 would have been 1.13% and 1.15%, 1.39% and
      1.03%, and 1.26% and 0.90%, respectively.

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. Domini Social Equity Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Fund in-vests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company hav-ing the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 76.1% at January 31, 1998). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunc-tion with the Fund's financial statements.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

  A. VALUATION OF INVESTMENTS. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Divi-dends to shareholders are declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

  C. FEDERAL TAXES. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to dis-tribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for fed-eral income or excise tax is deemed necessary.

  D. OTHER. All net investment income of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

  A. MANAGER. The Index Portfolio has retained Domini Social Investments LLC ("DSIL" or the Manager) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager re-ceives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets, subject to a reduction to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, in-terest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio through October 22, 1998.

  B. SUBMANAGER. Mellon Equity provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JANUARY 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
determine the composition of the Domini Social Index. Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio.

  C. SPONSOR. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund simi-lar to those provided by DSIL to the Index Portfolio under the Management Agreement, DSIL answers questions from the general public and the media re-garding the composition of the Domini Social Index and the securities holdings of the Index Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund, subject to reduction to the extent necessary to keep the aggregate annual operating expenses of the Fund (includ-ing the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.98% of the average daily net assets of the Fund.

  D. DISTRIBUTION. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. Signature Broker-Dealer Services, Inc. (the Distributor) acts as agent of the Fund in connection with the offer-ing of shares of the Fund pursuant to a Distribution Agreement. The Distribu-tor acts as the principal underwriter of shares of the Fund and bears the com-pensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, the Distributor may receive a fee from the Fund at an an-nual rate not to exceed 0.25% of the Fund's average daily net assets in antic-ipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

  E. PRIOR ADVISORY AND MANAGEMENT AGREEMENTS. Prior to October 22, 1997, Kinder, Lydenberg, Domini & Co. ("KLD"), as the Index Portfolio's former in-vestment adviser, received from the Portfolio a fee accrued daily and paid monthly at annual rate equal to 0.025% of the Index Portfolio's average daily net assets. Additionally, prior to October 22, 1997, KLD received from the In-dex Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Index Portfolio. Prior to Octo-ber 22, 1997, the Index Portfolio paid Mellon Equity an investment management fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. Prior to October 22, 1997, Signature, as the Fund's former Adminis-trator, received a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Fund.

3. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio aggregated $250,404,205 and $150,860,260, respectively.

4. AGREEMENT TERMINATION EXPENSE. On August 20, 1997, the Trustees of the Fund approved a plan to terminate the Fund's expense payment agreement with Signa-ture. In consideration of the early termination of that agreement the Fund agreed to pay a one time fee to Signature and other such expenses associated with the termination. On August 20, 1997, the Fund accrued this nonrecurring expense of approximately $650,000.

DOMINI [LOGO]
SOCIAL INVESTMENTS

P.O. BOX 959
NEW YORK, NY 10159-0959
800-782-4165
HTTP://WWW.DOMINI.COM

PORTFOLIO INVESTMENT
MANAGER
AND FUND SPONSOR:
Domini Social
  Investments, LLC
11 West 25th Street, 7th Floor
New York, NY 10010


PORTFOLIO INVESTMENT
SUBMANAGER:
Mellon Equity Associates
Pittsburgh, PA


DISTRIBUTOR:
Signature Broker-Dealer
  Services, Inc.
6 St. James Avenue
Boston, MA 02116
800-762-6814

CUSTODIAN:
Investors Bank &
  Trust Company
Boston, MA

INDEPENDENT AUDITORS:
KPMG Peat Marwick LLP
Boston, MA

LEGAL COUNSEL:
Bingham Dana LLP
Boston, MA

TRANSFER AGENT:
FSSI
New York, NY



                               SEMIANNUAL REPORT
                                  (UNAUDITED)

                                JANUARY 31, 1998

                             THOUSANDS OF STARFISH
                               HAD WASHED ASHORE.
                       A LITTLE GIRL BEGAN THROWING THEM
                       IN THE WATER SO THEY WOULDN'T DIE.
                     "DON'T BOTHER, DEAR" HER MOTHER SAID,
                           "IT WON'T REALLY MAKE ANY
                         DIFFERENCE." THE GIRL STOPPED
                           FOR A MOMENT AND LOOKED AT
                           THE STARFISH IN HER HAND.
                           "IT WILL MAKE A DIFFERENCE
                                 TO THIS ONE."


  Printed on Recycled Paper

                             THE DOMINI SOCIAL EQUITY FUND